Summary Prospectus May 1, 2016 Class I and P Shares Main Street® Core Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2016, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.45%	0.45%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.67%	0.47%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$68	$214	$373	$835
Class P	$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 44% of the average value of the Fund.

Principal Investment Strategies

This Fund principally invests in common stocks of U.S. companies with large market capitalizations. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the Russell 1000 Index. As of December 31, 2015, the market capitalization range of the Russell 1000 Index was approximately $383 million to $606.4 billion. The Fund may also invest in mid-capitalization companies.

The sub-adviser uses fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks.

The sub-adviser seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

The sub-adviser will consider selling securities when:

• the stock price is approaching a target price set by the sub-adviser;

• the company’s competitive position deteriorates;

• the sub-adviser is not confident about the company’s management or decisions; or

• the sub-adviser has identified alternative investment opportunities it believes are more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 18.84%; Q4 2008: (22.65%)

Average Annual Total Returns (For the periods ended December 31, 2015)	1 year	5 years	10 years	Since Inception
Class I (incepted January 4, 1988)	3.35%	12.15%	6.96%	N/A
Class P (incepted May 2, 2011)	3.56%	N/A	N/A	11.96%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	7.31%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – OppenheimerFunds, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Manind Govil, CFA, Senior Vice President and Lead Portfolio Manager	Since 2009
Benjamin Ram, Vice President and Co-Portfolio Manager	Since 2009
Paul Larson, Vice President and Co-Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares

The Fund is offered at net asset value (“NAV”) and is available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product. If offered for the Fund, Class P shares are offered at NAV and are only available for purchase and sale by certain funds of funds of the Trust.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the Distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. If offered for the Fund, Class P shares, which are only available for purchase and sale by certain funds of funds of the Trust and are not sold through financial intermediaries, do not pay a service or distribution/service fee to PSD.